LIMITED POWER OF ATTORNEY

David L. Cohen (acting individually and on behalf of those entities for which he exercises control, collectively referred to herein as "Grantor"), having his and their principal place of business at c/o Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880, is an owner of Iridian Asset Management LLC (the "Adviser"), an investment adviser registered with the United States Securities and Exchange Commission (the "SEC").

Grantor appoints each of Jeffrey M. Elliott, Executive Vice President and Chief Operating Officer, and Lane S. Bucklan, General Counsel (each, the "Agent") of the Adviser as his true and lawful attorney-in-fact for the following specific and limited purposes only:

To exercise or perform any act, power, duty, right or obligation whatsoever that Grantor now has, or may subsequently acquire the legal right, power or capacity to exercise or perform, in connection with, arising from or relating to Adviser's obligation to make filings with the SEC under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, the authority to prepare, sign, and file all such forms, schedules, or other documents which may be necessary to complete such filings.

Grantor gives and grants each Agent individually full power and authority to do and perform all and every act and thing whatsoever necessary to be done in and about the specific and limited premises set forth herein as fully, to all intents and purposes, as might or could be done if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said Agent shall lawfully do or cause to be done by virtue hereof.


Dated: October 7, 2009



                              By:  /s/   David L. Cohen
                                    ----------------------------------
                                        David L. Cohen


Appointment accepted by:


/s/ Jeffrey M. Elliott
-------------------------------------
Jeffrey M. Elliott
Executive Vice President and Chief Operating Officer


/s/ Lane S. Bucklan
----------------------------
Lane S. Bucklan
General Counsel

                           LIMITED POWER OF ATTORNEY

Harold J. Levy (acting individually and on behalf of those entities for which he exercises control, collectively referred to herein as "Grantor"), having his and their principal place of business at c/o Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880, is an owner of Iridian Asset Management LLC (the "Adviser"), an investment adviser registered with the United States Securities and Exchange Commission (the "SEC").

Grantor appoints each of Jeffrey M. Elliott, Executive Vice President and Chief Operating Officer, and Lane S. Bucklan, General Counsel (each, the "Agent") of the Adviser as his true and lawful attorney-in-fact for the following specific and limited purposes only:

To exercise or perform any act, power, duty, right or obligation whatsoever that Grantor now has, or may subsequently acquire the legal right, power or capacity to exercise or perform, in connection with, arising from or relating to Adviser's obligation to make filings with the SEC under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, the authority to prepare, sign, and file all such forms, schedules, or other documents which may be necessary to complete such filings.

Grantor gives and grants each Agent individually full power and authority to do and perform all and every act and thing whatsoever necessary to be done in and about the specific and limited premises set forth herein as fully, to all intents and purposes, as might or could be done if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said Agent shall lawfully do or cause to be done by virtue hereof.


Dated: October 7, 2009



                              By:  /s/   Harold J. Levy
                                    ----------------------------------
                                        Harold J. Levy


Appointment accepted by:


/s/ Jeffrey M. Elliott
-------------------------------------
Jeffrey M. Elliott
Executive Vice President and Chief Operating Officer


/s/ Lane S. Bucklan
----------------------------
Lane S. Bucklan
General Counsel